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                                                                     EXHIBIT 4.1


COMMON STOCK                                    THIS CERTIFICATE IS TRANSFERABLE
                          [EMBLEM]                  IN NEW YORK, NEW YORK OR
[NOVA LOGO]                                         CHARLOTTE, NORTH CAROLINA

                                                     INCORPORATED UNDER THE LAWS
                                                       OF THE STATE OF GEORGIA

                                                               CUSIP 669784 10 0
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                           NOVA CORPORATION (GEORGIA)
                               [NOVA CERTIFICATE]

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK
                          PAR VALUE $.01 PER SHARE OF

     NOVA Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


COUNTERSIGNED AND REGISTERED:                 /s/ xxxxxxxxxxxxxxxxxxxxxxxxx
FIRST UNION NATIONAL BANK                        ------------------------------
(CHARLOTTE, NC)        TRANSFER AGENT               Chairman, President and
                        AND REGISTRAR                 Chief Executive Officer

BY                                            /s/ xxxxxxxxxxxxxxxxxxxxxxxxx
                                                 -------------------------------
                 AUTHORIZED SIGNATURE                Senior Vice President,
                                                  General Counsel and Secretary









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         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between NOVA Corporation (the "Company") and First Union National Bank (the "Rights Agent") dated as of July 9, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED. THE ARTICLES OF INCORPORATION OF THE CORPORATION PROVIDE THAT THE PREFERRED STOCK MAY BE ISSUED, IN ONE OR MORE SERIES, THE RELATIVE RIGHTS AND PREFERENCES OF WHICH MAY BE FIXED AND DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

                                NOVA CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -           Custodian
TEN ENT - as tenants by the entireties                           ---------           ----------
JT TEN  - as joint tenants with right of                          (Cust)              (Minor)
          survivorship and not as tenants                        under Uniform Gifts to Minors
          in common                                              Act
                                                                     --------------------------
                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                 ]

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
      ----------------------

                       NOTICE:
                               -------------------------------------------------
                               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                       SIGNATURE(S) GUARANTEED:

                               -------------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.